SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 28, 2008

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On July 29, 2008 (the “Closing Date”), NeoMedia Technologies, Inc., a Delaware corporation (the "Company") entered into a Securities Purchase Agreement (the “SPA”) to issue and sell secured convertible debentures (the “Debentures”) to YA Global Investments, L.P. (the “Investor”) in the principal amount of up to Eight Million Six Hundred Fifty Thousand Dollars ($8,650,000) pursuant to the terms of the SPA, dated the Closing Date, by and between the Company and the Investor, of which the first Debenture in the amount of Two Million Three Hundred Twenty-Five Thousand Dollars ($2,325,000) was funded on the Closing Date, the second Debenture in the amount of Two Million Three Hundred Twenty-Five Thousand Dollars ($2,325,000) was to be funded on or after the date ninety (90) days after the Closing Date subject to certain conditions set forth in the SPA and the third Debenture in the amount of Four Million Dollars ($4,000,000) shall be funded on or after January 1, 2009 subject to certain conditions set forth in the SPA.

On October 28, 2008, the Company issued the second Debenture in the amount of Two Million Three Hundred Twenty-Five Thousand Dollars ($2,325,000) in accordance with the terms of the SPA. A copy of the second Debenture is attached hereto as Exhibit 10.1.  The Debentures shall mature, unless extended by the holder in accordance with the terms of the Debentures, two years from the issue date, with the first Debenture maturing on July 29, 2010 (“Maturity Date”). The Debentures shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the Debenture), in shares of the Company’s common stock (“Common Stock”) at the applicable Conversion Price. At any time after the Transaction Date, the Investor shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.02 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the ten (10) trading days immediately preceding each conversion date.

The Company shall not affect any conversion, and the Investor shall not have the right to convert any portion of the Debenture to the extent that after giving effect to such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions in the Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest.

In connection with the second debenture, the Company placed the Two Hundred Thousand Dollars ($200,000) monitoring fee into escrow, directly from the proceeds of the second closing on the Closing Date (collectively, the “Monitoring Fee” and as deposited into escrow, the “Escrow Funds”) which shall be used to compensate Yorkville Advisors LLC (“Investment Manager”) for monitoring and managing the purchase and investment made by the Investor, pursuant to the Investment Manager’s existing advisory obligations to the Investor. The Company, Investment Manager, and the Investor entered into an Escrow Agreement, dated the Transaction Date (the “Escrow Agreement”) appointing David Gonzalez, Esq. as escrow agent (the “Escrow Agent”) to hold the Escrow Funds and to periodically disburse portions of such Escrow Funds to the Investment Manager from escrow in accordance with the terms of the Escrow Agreement. The parties agreed to update Monitoring Fee Schedule in the Escrow Agreement (Exhibit A thereto) upon the issuance of the second Debenture, a copy of which is attached hereto as Exhibit 10.12.

The Company and paid a nonrefundable structuring and due diligence fee to the Investment Manager equal to Twenty Thousand Dollars ($20,000) directly from the proceeds of the second closing on the Closing Date and $4,500 for the reimbursement of fees for a patent security filing to perfect the security interest created in that certain Patent Security Agreement discussed below. Additional structuring fees will be paid by the Company in conjunction with the issuance of the third Debenture.

In connection with the SPA, the Company also issued on the Closing Date; (a) a warrant for the Investor to purchase 100,000,000 shares of Common Stock at an exercise price of $0.02 per share, which such warrant expires on July 29, 2015, (b) a warrant for the Investor to purchase 100,000,000 shares of Common Stock at an exercise price of $0.04 per share, which such warrant expires on July 29, 2015, (c) a warrant for the Investor to purchase 125,000,000 shares of Common Stock at an exercise price of $0.05 per share, which such warrant expires on July 29, 2015 and (d) a warrant for the Investor to purchase 125,000,000 shares of Common Stock at an exercise price of $0.075 per share, which such warrant expires on July 29, 2015 (collectively, the “Warrants”) . In accordance with the terms of the Warrants, in no event shall the holder be entitled t exercise the Warrants for a number of shares in excess of that number of shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of Common Stock following such exercise, except within sixty (60) days of July 29, 2015. If at the time of exercise the shares underlying the Warrants are not subject to an effective registration statement the holder may make a cashless exercise of the warrant in accordance with the formula and terms set forth in the Warrants.

The Debentures are secured by (a) certain Pledged Property, as such term is defined in that certain Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor and (b) certain Patent Collateral, as such term is defined in that certain Patent Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor.

In connection with the SPA, on the Closing Date, the Company also entered into those certain Irrevocable Transfer Agent Instructions with the Investor, David Gonzalez, Esq. as escrow agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent.

ITEM 8.01. OTHER EVENTS

On October 30, 2008, the Company announced that it has cancelled its planned Special Meeting of Shareholders which had been scheduled for December 10, 2008 and that it has scheduled a quarterly shareholder update conference call for November 19, 2008, details of which will be announced in the near future. A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Securities Purchase Agreement, dated July 29, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.2	First Secured Convertible Debenture, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.3	Second Secured Convertible Debenture, dated October 28, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.4	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.5	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.4 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.6	Warrant 9-1A, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.5 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.7	Warrant 9-1B, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.8	Warrant 9-1C, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.7 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.9	Warrant 9-1D, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.8 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.10	Escrow Agreement, dated July 29, 2008, by and among the Company, YA Global Investments, L.P., Yorkville Advisors, LLC and David Gonzalez, Esq.	Incorporated by reference to Exhibit 10.9 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.11	Irrevocable Transfer Agent Instructions, dated July 29, 2008, by and among the Company, the Investor, David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Incorporated by reference to Exhibit 10.10 in the Company’s Current Report on Form 8-K as filed with the Sec on August 4, 2008

Exhibit 10.12	Revised Exhibit A to Escrow Agreement, dated October 28, 2008	Provided herewith

Exhibit 99.1	Press Release issued by NeoMedia Technologies, Inc. on October 30, 2008	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2008	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael Zima
	Name:	Michael Zima
	Its:	Chief Financial Officer